Filed pursuant to Rule 497(e)
File Nos. 033‑44909 and 811‑06520
AMG FUNDS I
AMG Boston Common Global Impact Fund
Supplement dated September 11, 2026 to the Prospectus and Statement of Additional Information,
each dated February 1, 2026
The following information supplements and supersedes any information to the contrary relating to AMG Boston Common Global Impact Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.
Effective immediately, the Fund’s name is changed from AMG Boston Common Global Impact Fund to AMG Boston Common Global Equity Fund. All references to AMG Boston Common Global Impact Fund in the Prospectus and SAI are deleted and replaced with “AMG Boston Common Global Equity Fund.”
In addition, effective immediately, the Prospectus is revised as follows:
The section titled “Summary of the Funds – AMG Boston Common Global Impact Fund – Principal Investment Strategies” beginning on page 3 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of global equity securities. The Subadviser applies both financial analysis and the Boston Common Responsible Investment Framework (the “Framework”) in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally. The Fund generally seeks to invest in companies having a market capitalization of $2 billion or more at the time of purchase.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Boston Common, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non‑U.S. issuer. The Fund considers a company to be a non‑U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it had at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Subadviser selects stocks through bottom‑up, fundamental research, while maintaining a disciplined approach to valuation and risk analysis. The Subadviser seeks companies with sound governance and a history of responsible financial management that it believes are capable of consistent, visible profitability over a long-term period. The Fund seeks to invest in companies that the Subadviser believes are operating successfully in economic sectors with superior end‑market growth or are beneficiaries of broader sector themes the Subadviser has identified, but that the Subadviser judges to be trading at discounts to their intrinsic value. The Subadviser integrates sustainability criteria into the stock selection process and typically seeks companies with a sound record on sustainability matters it considers material to the relevant industry, as determined by the Subadviser, as well as a commitment to good standards and compliance. The Subadviser uses the Framework to apply its sustainability criteria to each potential investment.

The Framework combines a nuanced, judgment-based approach with defined boundaries: principles guide the Subadviser’s assessment of a company’s conduct in the areas described below, while rules determine whether a company is eligible for the Fund. The Subadviser uses sustainability criteria that are industry-specific and evaluates each company in relation to its peers. Under the Framework, the sustainability criteria that the Subadviser examines closely may differ across sectors but may include: climate and natural systems (emissions, pollution, water use, biodiversity, deforestation, waste, resource constraints, major accidents, transition risk and remediation); products and customers (safety, quality, marketing, pricing, access, predatory practices, discrimination, privacy and the treatment of customers); people and supply chains (worker health and safety, labor rights, forced or child labor, trafficking, discrimination, harassment and severe supplier misconduct); human rights and communities (Indigenous rights, land and community impacts, security forces, conflict-affected regions, repressive governments and direct support for abuse); governance and business conduct (board and management accountability, financial reporting, corruption, bribery, fraud, anticompetitive conduct, price-fixing, insider trading, lobbying and political activity); and technology and its use (artificial intelligence, surveillance, facial recognition, cybersecurity, data use and other dual‑use technologies, including safeguards and the company’s response to misuse). An investment is not automatically excluded if the Subadviser determines that further review with respect to any of these criteria is needed.
A company does not need to meet all of the sustainability criteria identified above to be eligible under the Framework, so long as it is not excluded under the Framework. Eligibility under the Framework does not mean that a company is free of material concerns or that it will result in automatic investment by the Fund. The Fund may invest in companies that do not yet meet the Subadviser’s expectations in all areas if they are eligible under the Framework and if, in the judgment of the Subadviser, they have made or seek to make meaningful positive contributions to sustainability issues through their products and services and/or policies and practices. Where a company remains eligible but presents material concerns, those issues may influence the Subadviser’s investment conviction, position size, engagement, and proxy voting. In such cases, the Fund may exercise its rights as a shareholder to practice constructive engagement and encourage management to adopt more responsible policies.
Companies responsible for severe, systemic, repeated or exceptionally serious misconduct that has not been meaningfully remediated are excluded from the Fund under the Framework. The Subadviser separately seeks to avoid companies that exhibit a pattern of negligence on the matters discussed above or a deteriorating record on measurable conduct in these areas. In assessing conduct, the Subadviser does not treat an allegation, lawsuit, controversy label or third-party rating as a conclusion. It weighs credible evidence, company responsibility, severity, scale, recurrence and the quality of the company’s response. The Subadviser focuses on recent conduct but considers older matters where the harm, economic benefit, litigation, responsible personnel, control failures or remediation remain current.
The Framework categorically excludes companies with material involvement in a number of industries, including fossil fuels and thermal coal, nuclear power, tobacco and recreational nicotine, alcohol, gambling, weapons, and for‑profit prisons and detention. Whether a company’s involvement in an excluded activity is sufficient to trigger exclusion is based on definitions and thresholds determined by the Subadviser. The Framework’s exclusions may be changed by the Subadviser in its sole discretion and without prior notice.
The Subadviser employs active shareholder engagement to raise sustainability issues with the management of select portfolio companies. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to sustainability issues.

In the section titled “Summary of the Funds – AMG Boston Common Global Impact Fund – Principal Risks” beginning on page 4, “ESG Investing Risk” is deleted and replaced with the following:
Sustainability Investing Risk—because applying the Fund’s sustainability investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate sustainability factors into their investment process. The Framework categorically excludes companies with material involvement in a number of industries and, as a result, the Fund will not hold securities of issuers in several sectors and industries that are represented in its benchmark index and in the portfolios of many other global equity funds, and the Fund’s performance may diverge materially from those funds and from the broader market, particularly during periods when those excluded sectors outperform. Eligibility determinations and exclusions under the Framework may change over time and without prior notice. If an issuer the Fund holds is determined to be ineligible or excluded under the Framework, the Fund may be required to dispose of a security at a time or price that is disadvantageous. The incorporation of sustainability criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying sustainability criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. Sustainability standards differ by region and industry, and a company’s sustainability practices or the Subadviser’s assessment of a company’s sustainability practices may change over time. The Subadviser’s evaluation of a company also may be dependent on the availability of timely, complete and accurate sustainability data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide sustainability data, and such sustainability data often lacks standardization, consistency and transparency.
The second paragraph of the section titled “Summary of the Funds – AMG Boston Common Global Impact Fund – Performance” on page 5 is deleted and replaced with the following:
As of March 19, 2021, Boston Common was appointed as subadviser to the Fund and the Fund changed its name to “AMG Boston Common Global Impact Fund,” made changes to its investment strategies, including beginning to use sustainability criteria as part of the Fund’s investment selection process, and began comparing its performance to the MSCI ACWI Index. As of September 11, 2026, the Fund changed its name to “AMG Boston Common Global Equity Fund” and adopted its current investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.
The section titled “Additional Information About the Funds – AMG Boston Common Global Impact Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Subadviser employs active shareholder engagement to raise sustainability issues with the management of select portfolio companies. To facilitate this process, the Subadviser uses a variety of methods, which may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with their proxy voting guidelines, and actively participating in the annual shareholder meeting process. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to sustainability issues.

Boston Common’s Investment Research team develops the evidence and the recommendation supporting each eligibility determination under the Framework. Boston Common’s Compliance function reviews how the Framework is applied. Boston Common’s Policy Review Committee approves every final eligibility decision and maintains the official list of eligible and excluded issuers. The Committee also approves new interpretations of the Framework, exceptions, and returns from exclusion. Decisions are documented and reviewed regularly. The specific definitions and thresholds used in applying the Framework are set out in Boston Common’s governing documents and may be revised from time to time by the Subadviser in its sole discretion and without prior notice.
The Fund may sell a security when the security’s price reaches a set target, if the Subadviser believes that other investments are more attractive or for other reasons the Subadviser may determine. Compliance with the Framework is determined at the time of investment; if the Subadviser determines that an issuer is no longer eligible or is excluded under the Framework, the Fund will sell that issuer’s securities in an orderly manner as promptly as is consistent with the best interests of shareholders.
Fund investments that provide investment exposure to the investments suggested by the Fund’s name, or that provide investment exposure to one or more market risk factors associated with the investment focus that the Fund’s name suggests, may be counted toward the Fund’s 80% investment policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with any investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
In the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15, “ESG Investing Risk” is deleted and replaced with the following:
SUSTAINABILITY INVESTING RISK
(AMG Boston Common Global Equity Fund)
Applying the Fund’s sustainability investment criteria may be viewed as providing opportunities for long-term rather than short-term returns, and may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance. As a result, the Fund may forego opportunities to buy certain securities when it might be otherwise advantageous to do so, or sell certain securities when it might be otherwise disadvantageous to do so. Sustainability investing also carries the risk that the Fund’s investment returns may underperform funds that do not incorporate sustainability factors into their investment process. The Framework categorically excludes companies with material involvement in a number of industries and, as a result, the Fund will not hold securities of issuers in several sectors and industries that are represented in its benchmark index and in the portfolios of many other global equity funds, and the Fund’s performance may diverge materially from those funds and from the broader market, particularly during periods when those excluded sectors outperform. Eligibility determinations and exclusions under the Framework may change over time and without prior notice. If an issuer the Fund holds is determined to be ineligible or excluded under the Framework, the Fund may be required to dispose of a security at a time or price that is disadvantageous. The incorporation of sustainability criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying sustainability criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary reporting by issuers or reporting by third-party data providers that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s sustainability practices. Different methodologies may be used by the various data sources that provide sustainability data, including the issuers themselves. Sustainability data from third-party data providers used by the Subadviser often lacks standardization, consistency and transparency. Sustainability standards differ by region and industry, and a company’s sustainability practices or the Subadviser’s assessment of a company’s sustainability practices may change over time. The Fund will vote proxies in a manner that is consistent with its sustainability criteria, which may not always be consistent with maximizing short-term performance of the issuer.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to Rule 497(e)
File Nos. 033‑44909 and 811‑06520
AMG FUNDS I
AMG GW&K Core Bond ESG Fund
Supplement dated September 11, 2026 to the Prospectus and Statement of Additional Information,
each dated March 1, 2026, as supplemented May 1, 2026
The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.
Effective immediately, the Fund’s name is changed from AMG GW&K Core Bond ESG Fund to AMG GW&K Core Bond Fund. All references to AMG GW&K Core Bond ESG Fund in the Prospectus and SAI are deleted and replaced with “AMG GW&K Core Bond Fund.”
In addition, effective immediately, the Prospectus is revised as follows:
The following paragraph is added as the last paragraph of the section titled “Summary of the Funds – AMG GW&K Core Bond ESG Fund – Principal Investment Strategies” beginning on page 6 and as the penultimate paragraph of the section titled “Additional Information About the Funds – AMG GW&K Core Bond ESG Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 12:
The Fund may use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, to‑be‑announced (TBA) commitments, swaps and other similar instruments and techniques. The Fund’s investments in derivative instruments and other investments that provide investment exposure to the investments suggested by the Fund’s name, or that provide investment exposure to one or more market risk factors associated with the investment focus that the Fund’s name suggests, may be counted toward the Fund’s 80% investment policy.
The section titled “Summary of the Funds – AMG GW&K Core Bond ESG Fund – Principal Risks” beginning on page 7 is revised to add the following as principal risks of the Fund:
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Leverage Risk—borrowing and some derivative investments such as futures, forward commitment transactions and swaps may increase volatility and magnify smaller adverse market movements into relatively larger losses.
Also with respect to the section titled “Summary of the Funds – AMG GW&K Core Bond ESG Fund – Principal Risks” beginning on page 7, “Credit Risk” is deleted and replaced with the following:
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over‑the‑counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

The second paragraph of the section titled “Summary of the Funds – AMG GW&K Core Bond ESG Fund – Performance” beginning on page 8 is deleted and replaced with the following:
As of May 1, 2019, the Fund changed its name to “AMG GW&K Core Bond ESG Fund” and made changes to its principal investment strategies. As of September 11, 2026, the Fund changed its name from “AMG GW&K Core Bond ESG Fund” to “AMG GW&K Core Bond Fund” and adopted the Fund’s current investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 14 is revised to add the following as principal risks of the Fund:
DERIVATIVES RISK
(AMG GW&K Core Bond Fund)
Derivatives, including options, futures, forwards and swaps, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, liquidity risk, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Derivatives are also subject to credit and counterparty risk in that a counterparty (including over‑the‑counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may fail to honor its obligations and/or become bankrupt or insolvent, causing a loss for the Fund. Government regulation of derivative instruments may limit or prevent the Fund from using such instruments as part of its investment strategies or result in materially increased costs in using such instruments, which could adversely affect the Fund.
LEVERAGE RISK
(AMG GW&K Core Bond Fund)
Borrowing, and some derivative investments such as futures, forward commitment transactions and swaps, may create investment leverage. Leverage generally magnifies smaller adverse market movements into relatively larger losses for the Fund. There is no assurance that the Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful. Leverage may cause the Fund to be more volatile and riskier and magnify the Fund’s losses to an extent greater than if it had not been leveraged.
Also with respect to the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 14, “Credit Risk” is deleted and replaced with the following:
CREDIT AND COUNTERPARTY RISK
(AMG GW&K Core Bond Fund)
An issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over‑the‑counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent the Fund has significant exposure to a counterparty under a derivatives contract (or multiple derivatives contracts), this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

In addition, effective immediately, the SAI is revised as follows:
In the “Additional Investment Policies” section, the sub‑section titled “(33) When-Issued, Delayed-Delivery and Forward Commitment Transactions” beginning on page 49 is renamed “(33) When-Issued, Delayed Delivery, Forward Commitment and To‑Be‑Announced Securities” and the following is added at the end of the sub‑section:
AMG GW&K Core Bond Fund may purchase or sell securities, including mortgage-backed securities, in the to‑be‑announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities may be less favorable than anticipated by the purchaser.
Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require the Fund to post collateral in connection with its TBA transactions. Although FINRA does not impose a requirement on the Fund’s TBA counterparties to also post margin, margin is typically contractually required to be bilaterally exchanged. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.
The section titled “Additional Investment Policies – Non‑Fundamental Investment Restrictions” beginning on page 56 is revised to reflect that the non‑fundamental investment restriction stating that “[a] Fund may not purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts” no longer applies to the Fund and is therefore deleted with respect to the Fund.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE